                                                                    Exhibit 99.1

                          SECURITIES PURCHASE AGREEMENT

            THIS  SECURITIES  PURCHASE  AGREEMENT,  dated as of August 27,  2007
(this "Agreement"),  is entered into by and between WATER CHEF, INC., a Delaware corporation  with  headquarters  located at 68 South  Service  Road,  Suite 100,
Melville,  NY 11747 (the  "Company"),  and each individual or entity named on an executed  counterpart  of the  signature  page hereto  (each such  signatory  is referred to as a "Buyer")  (each  agreement with a Buyer being deemed a separate and independent  agreement between the Company and such Buyer,  except that each
Buyer acknowledges and consents to the rights granted to each other Buyer [each, an "Other  Buyer"]  under such  agreement  and the  Transaction  Agreements,  as defined below, referred to therein).

                              W I T N E S S E T H:

            WHEREAS, the Company and the Buyer are executing and delivering this
Agreement in reliance upon the exemption from securities registration for offers and  sales to  accredited  investors  afforded,  INTER  ALIA,  by Rule 506 under
Regulation D ("Regulation D") as promulgated by the United States Securities and
Exchange  Commission  (the "SEC") under the  Securities  Act of 1933, as amended
(the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

            WHEREAS,  the Buyer  wishes to lend to the  Company,  subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company,  the Purchase Price (as defined  below),  the repayment of which will be  represented  by 10%  Convertible  Promissory  Notes Series 07-01 of the
Company (the "Convertible  Notes"),  which Convertible Notes will be convertible into shares of Common  Stock,  $0.001 par value per share,  of the Company  (the
"Common  Stock"),  upon  the  terms  and  subject  to  the  conditions  of  such
Convertible Notes, together with the Warrants (as defined below) exercisable for the purchase of shares of Common Stock;

            NOW  THEREFORE,  in  consideration  of the  premises  and the mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the parties agree as follows:

      1.    AGREEMENT TO PURCHASE; PURCHASE PRICE.

      a.    PURCHASE.

      (i)   Subject to the terms and  conditions of this Agreement and the other
Transaction  Agreements,  the  undersigned  Buyer  hereby  agrees to loan to the
Company the  principal  amount set forth on the Buyer's  signature  page of this
Agreement (the "Aggregate  Purchase  Price"),  out of the aggregate amount being loaned by all Buyers of $400,000 (the "Total Purchase Price").

      (ii)  The  Aggregate  Purchase  Price shall be payable by the Buyer to the
Company as follows:  (a) sixty-two and one-half percent (62.5%) of the Aggregate
Purchase  Price (the "Initial  Purchase  Price") shall be deposited by the Buyer with the Escrow Agent on or before the Initial  Closing Date (as defined below), and such Initial Purchase Price shall be released to the Company, subject to the terms of the Joint  Escrow  Instructions  (as  defined  below),  on the  Initial
Closing  Date  and  (b)  the  balance  of  the  Aggregate  Purchase  Price  (the
"Additional  Purchase  Price") shall be deposited  with the Buyer as provided in
Section 6 below and released to the  Company,  subject to the terms of the Joint
Escrow  Instructions,  on the Additional  Closing Date (as defined  below).  The applicable  portion of the Aggregate Purchase Price paid on the relevant Closing
Date (as defined below) is referred to as the "Purchase  Price" for such Closing
Date.

      (iii) The obligation to repay the loan of the relevant Purchase Price from the  Buyer  shall  be  evidenced  by the  Company's  issuance  of  one  or  more
Convertible  Notes to the Buyer in such principal amount (the Convertible  Notes issued to the Buyer, the "Notes").  Each Note (a) shall provide for a Conversion
Price (as that term is defined in the Notes),  which price may be adjusted  from time to as provided in the Note, and (b) shall have the terms and conditions of, and be substantially in the form attached hereto as, ANNEX I.

      (iv)  Prior to each Closing Date (as defined below), the relevant Purchase
Price  shall be paid by the  Buyer to the  Escrow  Agent  and the  Company  will deliver the relevant  Certificates  (as defined  below) to the Escrow Agent,  as provided in Section 1(c) hereof.

      (v)   The loan to be made by the Buyer and the  issuance  of the Notes and the  Warrants  (collectively,  the  "Purchased  Securities")  to the  Buyer  are
sometimes  referred  to herein and in the other  Transaction  Agreements  as the purchase and sale of the Notes and the Warrants.

      b.    CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

      "Additional  Closing  Date" means the date of the closing of the  purchase and sale of the  Additional  Notes  and the  Additional  Warrants,  as  provided herein.

      "Additional Notes" means the Notes issued on the Additional Closing Date.

      "Additional  Warrants" means the Warrants issued on the Additional Closing
Date.

      "Affiliate"  means,  with respect to a specific  Person referred to in the relevant provision,  another Person who or which controls or is controlled by or is under common control with such specified Person.

      "Buyer Control Person" means each director,  executive officer,  promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule
405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

      "Buyer's  Allocable Share" means the fraction,  of which (i) the numerator is the Buyer's  Aggregate  Purchase Price and (ii) the  denominator is the Total
Purchase Price.
      "Certificate of  Incorporation"  means the  certificate of  incorporation, articles of incorporation or other charter document  (howsoever  denominated) of the Company, as amended to date.

      "Certificates" means the (x) the relevant original  manually-signed  Notes and (y) the relevant original  manually-signed  Warrants,  each duly executed by the Company and issued on the relevant Closing Date in the name of the Buyer.

      "Closing Date" means the relevant  Initial  Closing Date or the Additional
Closing Date.

      "Closing Price" means the 4:00 P.M.  closing bid price of the Common Stock on the Principal  Trading Market on the relevant Trading Day(s),  as reported by the Reporting Service for the relevant date.

       "Company  Control  Person"  means  each  director,   executive   officer,
promoter,  and such other  Persons  as may be deemed in  control of the  Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

      "Company Counsel" means Olshan Grundman Frome Rosenzweig & Wolosky LLP

      "Company's SEC Documents"  means the Company's  filings on the SEC's EDGAR system which are listed on ANNEX VII annexed hereto,  to the extent available on
EDGAR or otherwise provided to the Buyer as indicated on said Annex VII.

      "Conversion  Certificates" means certificates  representing the Conversion
Shares or the Warrant Shares, as the case may be.

      "Conversion  Date" means the date a Holder submits a Notice of Conversion, as provided in the Notes.

      "Conversion  Shares"  means  the  shares  of Common  Stock  issuable  upon conversion of the Notes and/or in payment of accrued  interest,  as contemplated in the Notes.

      "Converting Holder" means the Holder of Notes or Warrants, as the case may be, who or which has submitted a Notice of Conversion  (as  contemplated  by the
Notes) or a Notice of Exercise (as contemplated by the Warrants).

      "Delivery Date" has the meaning ascribed to it, as may be relevant, (w) in the Notes (with  respect to  Conversion  Shares),  or (x) in the Warrants  (with respect to Warrant Shares).

      "Disclosure  Annex" means ANNEX VI to this Agreement;  provided,  however, that the  Disclosure  Annex shall be arranged in sections  corresponding  to the identified Sections of this Agreement, but the disclosure in any such section of the  Disclosure  Annex shall qualify other  provisions in this  Agreement to the extent that it would be readily apparent to an informed reader from a reading of such  section  of the  Disclosure  Annex  that  it is  also  relevant  to  other provisions of this Agreement.

      "Effective  Date" means the date the Registration  Statement  covering the
Registrable Securities is declared effective by the SEC.

      "Escrow Agent" means Krieger & Prager LLP, the escrow agent  identified in the Joint Escrow  Instructions  attached  hereto as ANNEX II (the "Joint  Escrow
Instructions").

      "Escrow  Funds"  means,  with respect to each Closing  Date,  the relevant
Purchase Price  delivered to the Escrow Agent as  contemplated  by Sections 1(c)
and (d) hereof.

      "Escrow  Property" means,  with respect to each Closing Date, the relevant
Escrow Funds and the relevant  Certificates  delivered to the Escrow  Agent,  as contemplated by Section 1(c) hereof.

      "Exercise  Price"  means  the per  share  exercise  price of the  relevant
Warrant.

      "Holder" means the Person holding the relevant  Securities at the relevant time.

      "Initial  Closing  Date" means the date of the closing of the purchase and sale of the Initial Notes and Initial Warrants.

      "Initial Notes" means the Notes issued on the Initial Closing Date.

      "Initial Warrants" means the Warrants issued on the Initial Closing Date.

      "Issue Date Conversion  Share" means, with respect to the relevant Closing
Date,  the number of shares of Common Stock equal to (x) the Purchase Price paid by the Buyer on such  Closing  Date,  divided by (y) the amount which would have been the Conversion Price on such Closing Date, were such date a Conversion Date
(without  regard to whether or not the Notes  were  convertible  on such date in accordance with their terms).

      "Last Audited Date" means December 31, 2006.

      "Majority  in Interest of the  Holders"  means one or more  Holders  whose respective  outstanding  principal amounts of the Notes held by each of them, as of the relevant date,  aggregate more than sixty-six and 67/100 percent (66.67%)
of the aggregate  outstanding principal amounts of the outstanding Notes held by the Buyer and all Other Buyers on that date.

      "Material  Adverse Effect" means an event or combination of events,  which individually or in the aggregate,  would reasonably be expected to (x) adversely affect the legality,  validity or enforceability of the Purchased  Securities or any of the  Transaction  Agreements,  (y) have or result in a  material  adverse effect on the results of  operations,  assets,  or  financial  condition  of the
Company and its  subsidiaries,  taken as a whole,  or (z)  adversely  impair the
Company's  ability to perform  fully on a timely basis its material  obligations under  any of  the  Transaction  Agreements  or  the  transactions  contemplated thereby.

      "Maturity Date" has the meaning ascribed to it in the Notes.

      "New  Common  Stock"  means  shares  of  Common  Stock  and/or  securities convertible into, and/or other rights  exercisable for, Common Stock,  which are sold or issued in a New Transaction.

      "New  Investor"  means  the  third  party  investor,  purchaser  or lender
(howsoever  denominated)  or, where  relevant,  an Existing  Securityholder  (as defined below) in a New Transaction.

      "New Transaction"  means, unless consented to by a Majority in Interest of the Holders (which  consent is in the sole  discretion of the Holders and may be withheld for any reason or for no reason whatsoever),

      (i) the offer or sale of New Common  Stock by or on behalf of the  Company to a New  Investor in  connection  with a  transaction  which will provide funds to the Company, and/or

      (ii) the grant of a security  interest in, or the pledge of, shares of the
      Company's  Common Stock or securities  convertible into or exercisable for the  Company's  Common  Stock to any other  party,  or the  pledge of such shares or securities  to any other party,  whether such grant or pledge is made by the Company or any other  holder  thereof,  in  connection  with a transaction in which the Company borrows or is otherwise  obligated to pay funds to a third party, and/or

      (iii) the sale or issuance to existing  holders of any  securities  of the
      Company  (each,  an "Existing  Securityholder")  of additional  New Common
      Stock or the  effectuation  by the Company,  or the other agreement of the
      Company to provide,  more  beneficial  terms with  respect to any existing securities of the Company held by an Existing  Securityholder  in exchange for the  forbearance,  modification or  relinquishment  of any rights such
      Existing Securityholder may have against the Company, and/or,

      (iv) the  effectuation  by the  Company,  or the  other  agreement  of the
      Company to provide,  to any Existing  Securityholder of a reduction in the conversion  price  of any  security  convertible  into  Common  Stock or a reduction in the exercise price of any right  exercisable for the issuance of Common Stock

in a transaction consummated after the date hereof;  provided,  however, that it is specifically  understood that the term "New Transaction" (1) unless consented to otherwise by a Majority in Interest of the Holders  (which  consent is in the sole  discretion  of the Holders  and may be  withheld  for any reason or for no reason whatsoever),  includes,  but is not limited to, a sale of Common Stock or of a  security  convertible  into  Common  Stock or an  equity  or  credit  line transaction  other than the Permitted  Transaction (as defined  below),  but (2)
does not include (a) the sale of the  Purchased  Securities to the Buyer and the
Other  Buyers,  (b) the issuance of Common Stock upon the exercise or conversion of options,  warrants or convertible  securities outstanding on the date hereof, or in respect of any other financing  agreements as in effect on the date hereof and identified in the Disclosure  Annex  (provided the same is not amended after the date hereof) or in the  Company's  SEC  Documents  (provided the same is not amended  after the date  hereof),  (c) the issuance of an Employee  Stock Option

Plan (an "ESOP") of the Company,  such ESOP having been properly approved by the shareholders of the Company,  (d) the issuance of a non-employee  director stock option plan of the  Company,  (e) the issuance of Common Stock upon the exercise of any rights,  options or warrants referred to in the preceding clauses of this paragraph  (provided  the same is not amended  after the date  hereof),  (f) the issuance  of Common  Stock  pursuant to an equity line  agreement  entered  into within ten (10) Trading Days of the Initial Closing Date, which provides for the
issuance  of  Common  Stock  for  not  more  than   $5,000,000  (the  "Permitted
Transaction"),  (g) the issuance of up to $100,000 of  securities of the Company per annum to one or more investors in satisfaction  of bona fide  obligations of the  Company,  or (h) the issuance of up to  2,500,000  shares of the  Company's
Common Stock,  representing  a portion of the  settlement of the Company's  note payable to Occidental Engineering Consultants.

      "Person"  means  any  living  person  or any  entity,  such  as,  but  not necessarily limited to, a corporation, partnership or trust.

      "Principal  Trading  Market" means the Over the Counter  Bulletin Board or such  other  market  on which  the  Common  Stock is  principally  traded at the relevant time, but shall not include the "pink sheets."

      "Registrable   Securities"   has  the  meaning   ascribed  to  it  in  the
Registration Rights Agreement.

      "Registration Rights Agreement" means the Registration Rights Agreement in the form  annexed  hereto as ANNEX IV as  executed  by the Buyer and the Company simultaneously with the execution of this Agreement.

      "Registration   Statement"  means  an  effective   registration  statement
covering the Registrable Securities.

      "Regular  Trading Day" means the regular trading hours of a Trading Day on the Principal  Trading Market shall be open for business (as of the date of this
Agreement,  such hours are, for most Trading Days,  approximately 9:00 or 9:30AM to approximately 4PM Eastern Time; provided,  however, that certain Trading Days may have shorter regular trading hours; and provided,  further, that the regular trading hours may be subsequently changed for the Principal Trading Market).

      "Reporting  Service"  means  Bloomberg  LP or if that  service is not then reporting the relevant  information  regarding  the Common  Stock,  a comparable reporting service of national  reputation  selected by a Majority in Interest of the Holders and reasonably acceptable to the Company.

      "Rule 144" means (i) Rule 144  promulgated  under the 1933 Act or (ii) any other  similar rule or  regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without  registration  under the
1933 Act..

      "Securities" means the Purchased Securities and the Shares.

      "Shares" means the shares of Common Stock  representing  any or all of the
Conversion Shares and the Warrant Shares

      "State of Incorporation" means Delaware.

      "Subsidiary" means, as of the relevant date, any subsidiary of the Company
(whether or not included in the Company's SEC Documents) whether now existing or hereafter acquired or created.

      "Trading  Day" means any day during  which the  Principal  Trading  Market shall be open for business.

      "Transaction Agreements" means this Agreement, the Notes, the Joint Escrow
Instructions,   the  Registration  Rights  Agreement,   the  Warrants,  and  the
Disclosure  Annex and  includes  all  ancillary  documents  referred to in those agreements.

      "Transfer  Agent" means, at any time, the transfer agent for the Company's
Common Stock.

      "Warrants" means the warrants referred to in Section 4 hereof.

      "Warrant  Shares" means the shares of Common Stock  issuable upon exercise of the Warrants.

      "Wire  Instructions"  means the Purchase Price wire instructions  provided separately by the Escrow Agent to the Buyer.

      c.    FORM OF PAYMENT; DELIVERY OF CERTIFICATES.

      (i)   The  Buyer  shall  pay the  relevant  Purchase  Price by  delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to the relevant Closing Date.

      (ii)  No later than the Initial  Closing Date,  but in any event  promptly following  payment  by the Buyer to the  Escrow  Agent of the  Initial  Purchase
Price,  the Company shall deliver the Certificates for the Initial Notes and the
Initial Warrants,  each duly executed on behalf of the Company and issued in the name  of  the  Buyer,  to  the  Escrow  Agent.  The  Company  will  deliver  the
Certificates for the Additional Notes and the Additional  Warrants to the Escrow
Agent as provided in Section 6 hereof.

      (iii) Such  Escrow  Property  shall be held in escrow by the Escrow  Agent until released as provided in the Joint Escrow Instructions.

      (iv)  By  signing  this  Agreement,  each of the  Buyer  and the  Company, subject  to  acceptance  by the  Escrow  Agent,  agrees  to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

      d.    METHOD OF PAYMENT.  Payment into escrow of the Purchase  Price shall be made to the Escrow Agent as provided in the Wire Instructions.

      2.    BUYER  REPRESENTATIONS,  WARRANTIES,  ETC.;  ACCESS TO  INFORMATION;
INDEPENDENT INVESTIGATION.

      The Buyer  represents  and warrants to, and covenants and agrees with, the
Company, as of the date hereof and as of the Initial Closing Date, as follows:

      a.    Without limiting Buyer's right to sell the Securities pursuant to an effective  registration  statement or otherwise in compliance with the 1933 Act, the Buyer is purchasing the  Securities for its own account for investment  only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

      b.    The Buyer is (i) an "accredited investor" as that term is defined in
Rule  501 of the  General  Rules  and  Regulations  under  the  1933  Act,  (ii)
experienced  in making  investments  of the kind described in this Agreement and the other  Transaction  Agreements,  (iii) able,  by reason of the  business and financial  experience of its officers (if an entity) and  professional  advisors
(who are not affiliated  with or compensated in any way by the Company or any of its  Affiliates or selling  agents),  to protect its own interests in connection with the  transactions  described in this  Agreement  and the other  Transaction
Agreements,  and to  evaluate  the  merits  and  risks of an  investment  in the
Securities,  and (iv) able to afford the entire  loss of its  investment  in the
Securities.

      c.    All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the relevant  Securities  under the 1933 Act or pursuant to an exemption from such registration.

      d.    The Buyer understands that the Securities are being offered and sold to it in reliance on specific  exemptions from the registration  requirements of the 1933 Act and state  securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's  compliance  with,  the  representations, warranties,  agreements,  acknowledgments  and  understandings  of the Buyer set forth herein in order to determine the  availability  of such exemptions and the eligibility of the Buyer to acquire the Securities.

      e.    The Buyer and its advisors, if any, have been furnished with or have been given  access to all  materials  relating  to the  business,  finances  and operations  of the Company and  materials  relating to the offer and sale of the
Purchased Securities which have been requested by the Buyer, including those set forth in any annex  attached  hereto.  The Buyer and its advisors,  if any, have been afforded the opportunity to ask questions of the Company and its management and have  received  complete  and  satisfactory  answers to any such  inquiries.
Without  limiting the  generality of the  foregoing,  the Buyer has also had the opportunity to obtain and to review the Company's SEC Documents.

      f.    The Buyer understands that its investment in the Securities involves a high degree of risk.

      g.    If the Buyer is not a United  States  person (as  defined by Section
7701(a)(30)  of the Internal  Revenue Code, as currently in effect),  such Buyer hereby  represents that it has satisfied itself as to the full observance of the laws of its  jurisdiction in connection with any invitation to subscribe for the
Purchased  Securities  or any use of this  Agreement,  including  (i) the  legal
requirements   within  its  jurisdiction  for  the  purchase  of  the  Purchased
Securities,  (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained,  and (iv)
the income tax and other tax  consequences,  if any, that may be relevant to the purchase, holding,  redemption, sale, or transfer of the Securities. The Buyer's subscription and payment for and continued beneficial ownership,  if any, of the
Securities  will not  violate  any  applicable  securities  or other laws of the
Buyer's jurisdiction.

      h.    If the Buyer is an  individual,  then the Buyer resides in the state or  province  identified  in the  address of the Buyer set forth on the  Buyer's signature page to this  Agreement.  If the Buyer is a partnership,  corporation, limited  liability  company or other  entity,  then the office or offices of the
Buyer in which its  principal  place of business is the address or  addresses of the Buyer set forth on the Buyer's signature page to this Agreement.

      i.    The Buyer hereby  represents  that, in  connection  with the Buyer's investment or the Buyer's decision to purchase the Securities, the Buyer has not relied on any  statement or  representation  of any Person,  including  any such statement or  representation  by the Company or any of its controlling  Persons, officers,  directors,  partners, agents and employees or any of their respective attorneys,  except as  specifically  set forth  herein.  In  furtherance  of the foregoing,  and not in limitation thereof, the Buyer acknowledges that the Buyer is not  relying  upon any Person,  other than the  Company  and its  controlling
Persons,  officers and directors,  as and to the extent  specifically  set forth herein,  in making such investment.  The Buyer agrees that none of (i) any Other
Buyer, (ii) any controlling Persons, officers,  directors,  partners, agents, or employees  of each  respective  Other  Buyer  or (iii)  any of their  respective attorneys  shall be liable to the Buyer for any action  heretofore  or hereafter taken or omitted to be taken by any of them in  connection  with the purchase of the Purchased Securities or in connection with the Securities.  Each Other Buyer and each of their respective controlling Persons, officers, directors, partners, agents and  employees  and each of their  respective  attorneys is a third party beneficiary of this provision.

      j.    The Buyer  understands that no United States federal or state agency or any  other  government  or  governmental  agency  has  passed  on or made any recommendation or endorsement of the Securities.

      k.    This Agreement and each of the other Transaction Agreements to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly  authorized by the Buyer. This Agreement has been executed and  delivered  by the  Buyer,  and this  Agreement  is,  and each of the  other
Transaction  Agreements  to  which  the  Buyer  is a party,  when  executed  and delivered by the Buyer (if necessary),  will be valid and binding obligations of the Buyer enforceable in accordance with their respective  terms,  subject as to enforceability  to general  principles of equity and to bankruptcy,  insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

      3.    COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Buyer as of the date hereof and as of the Initial Closing Date that,  except as otherwise provided in the Disclosure Annex or in the Company's SEC Documents:

      a.    RIGHTS OF OTHERS AFFECTING THE TRANSACTIONS. There are no preemptive rights of any  stockholder  of the Company,  as such,  to acquire the  Purchased
Securities or the Shares.  No other party has a currently  exercisable  right of first  refusal  which  would  be  applicable  to any or all of the  transactions contemplated by the Transaction Agreements.

      b.    STATUS.  The  Company  is  a  corporation  duly  organized,  validly existing and in good standing under the laws of the State of  Incorporation  and has the  requisite  corporate  power to own its  properties  and to carry on its business  as now being  conducted.  The Company is duly  qualified  as a foreign corporation  to do business and is in good standing in each  jurisdiction  where the  nature  of the  business  conducted  or  property  owned by it  makes  such qualification necessary,  other than those jurisdictions in which the failure to so qualify would not have or result in a Material  Adverse  Effect.  The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section  15(d) of the  Securities  and Exchange Act of 1934,  as amended (the
"1934 Act").  The Common Stock is quoted on the Principal  Trading  Market.  The
Company has  received no notice,  either  oral or written,  with  respect to the continued eligibility of the Common Stock for quotation on the Principal Trading
Market,  and the Company has  maintained  all  requirements  on its part for the continuation of such quotation.

      c.    AUTHORIZED SHARES.

      (i)   The  authorized  capital  stock  of  the  Company  consists  of  (x)
340,000,000  shares of Common  Stock,  $0.001  par  value  per  share,  of which approximately  190,191,843  shares are outstanding as of August 7, 2007, and (y)
10,000,000  shares of  Preferred  Stock,  $.001 par value,  of which (1) 400,000 shares of the Series A Preferred  Stock,  par value $.001 per share and having a
Stated Value of $10.00 per share, are authorized and approximately 52,500 shares are  outstanding  as of such date;  (2) 400,000 shares of the Series D Preferred
Stock, par value $.001 per share are authorized and approximately  93,000 shares are  outstanding  as of such  date;  and (3)  1,000,000  shares of the  Series F
Convertible  Preferred  Stock,  par value  $.001 per  share are  authorized  and approximately 40,319 shares,  convertible into 1,612,760 shares of Common Stock, are  outstanding  as of such date.  Of the  outstanding  shares of Common Stock, approximately  3,881,700  shares  are,  to the best  knowledge  of the  Company, beneficially owned by Affiliates of the Company.

      (ii)  There  are no  outstanding  securities  which are  convertible  into shares of Common  Stock,  whether such  conversion is currently  exercisable  or exercisable  only upon some future date or the  occurrence  of some event in the future. If any such securities are listed on the Disclosure Annex, the number or amount of each such  outstanding  convertible  security and the conversion terms are set forth in said Disclosure Annex.

      (iii) All issued  and  outstanding  shares of Common  Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has  sufficient  authorized  and  unissued  shares  of  Common  Stock  as may be necessary to effect the issuance of the Shares on the Initial Closing Date, were the Initial Notes and the Additional  Notes issued and fully  converted and were the Initial  Warrants and the Additional  Warrants issued and fully exercised on that date.

      (iv) The  Shares  have been duly  authorized  by all  necessary  corporate action on the part of the  Company,  and,  when issued on  conversion  of, or in payment of interest on, the Notes or upon exercise of the Warrants, in each case in  accordance  with their  respective  terms,  will have been duly and  validly issued, fully paid and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

      d.    TRANSACTION  AGREEMENTS  AND STOCK.  This  Agreement and each of the other  Transaction  Agreements,  and the  transactions  contemplated  hereby and thereby,  have been duly and validly  authorized by the Company.  This Agreement has been duly executed and  delivered by the Company and this  Agreement is, and the Notes,  the  Warrants  and each of the other  Transaction  Agreements,  when executed and delivered by the Company (if necessary), will be, valid and binding obligations  of the Company  enforceable  in  accordance  with their  respective terms,  subject  as to  enforceability  to general  principles  of equity and to bankruptcy,  insolvency,  moratorium,  and  other  similar  laws  affecting  the enforcement of creditors' rights generally.

      e.    NON-CONTRAVENTION.  The execution and delivery of this Agreement and each of the other  Transaction  Agreements  by the Company,  the issuance of the
Securities in  accordance  with the terms hereof,  and the  consummation  by the
Company of the other transactions contemplated by this Agreement, the Notes, the
Warrants and the other Transaction  Agreements do not and will not conflict with or result in a breach by the  Company of any of the terms or  provisions  of, or constitute a default under (i) the  Certificate of  Incorporation  or by-laws of the Company, each as currently in effect, (ii) any indenture,  mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its  properties  or assets  are  bound,  including  any listing  agreement for the Common Stock except as herein set forth,  or (iii) to its  knowledge,  any  existing  applicable  law,  rule,  or  regulation  or  any applicable  decree,  judgment,  or order of any court,  United States federal or state regulatory body,  administrative agency, or other governmental body having jurisdiction  over the Company or any of its  properties or assets,  except such conflict, breach or default which would not have or result in a Material Adverse
Effect.

      f.    APPROVALS.  No  authorization,  approval  or  consent  of any court, governmental body,  regulatory agency,  self-regulatory  organization,  or stock exchange or market or the stockholders of the Company is required to be obtained by the  Company  for the  issuance  and sale of the  Securities  to the Buyer as contemplated  by this  Agreement,  except  such  authorizations,  approvals  and consents that have been obtained.

      g.    FILINGS. None of the Company's SEC Documents contained,  at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated  therein or necessary to make the statements made  therein,  in light of the  circumstances  under which they were made,  not misleading.  Since July 1, 2006,  the Company has filed all annual and quarterly reports  required to be filed by the Company with the SEC under Section 13(a) or
15(d) of the 1934 Act.

      h.    ABSENCE OF CERTAIN  CHANGES.  Since the Last Audited Date, there has been no Material  Adverse  Effect,  except as  disclosed  in the  Company's  SEC
Documents.  Since the Last Audited Date, except as provided in the Company's SEC
Documents,  the Company has not (i)  incurred or become  subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices;  (ii) discharged or satisfied any material lien or  encumbrance  or paid any material  obligation or liability
(absolute or contingent),  other than current  liabilities  paid in the ordinary course of business  consistent with past  practices;  (iii) declared or made any payment or distribution  of cash or other property to stockholders  with respect to its capital  stock,  or  purchased  or redeemed,  or made any  agreements  to purchase or redeem,  any shares of its  capital  stock;  (iv) sold,  assigned or transferred any other material  tangible assets,  or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party,  except in the ordinary course of business consistent with past practices;  (v)  waived  any  rights of  material  value,  whether or not in the ordinary  course of business,  or suffered  the loss of any  material  amount of existing business;  (vi) made any increases in employee compensation,  except in the  ordinary  course  of  business  consistent  with past  practices;  or (vii)
experienced  any material  problems with labor or management in connection  with the terms and conditions of their employment.

      i.    FULL  DISCLOSURE.  There is no fact known to the Company (other than conditions  known to the public  generally or as disclosed in the  Company's SEC
Documents)  that has not been  disclosed  in  writing  to the Buyer  that  would reasonably be expected to have or result in a Material Adverse Effect.

      j.    ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company,  threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau,  agency or instrumentality  or any other person,  wherein an unfavorable decision,  ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability  of, or the authority or ability of the  Company  to  perform  its  obligations  under,  any  of the  Transaction
Agreements.  The Company is not aware of any valid basis for any such claim that
(either  individually  or in the  aggregate  with  all  other  such  events  and circumstances)  could  reasonably be expected to have a Material Adverse Effect.
There are no outstanding  or  unsatisfied  judgments,  orders,  decrees,  writs, injunctions  or  stipulations  to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or  that,  alone or in the  aggregate,  could  reasonably  be  expect  to have a
Material Adverse Effect.

      k.    ABSENCE OF EVENTS OF  DEFAULT.  Except as set forth in Section  3(e)
hereof,  no Event  of  Default  (or its  equivalent  term),  as  defined  in the respective  agreement to which the Company or its Subsidiary is a party,  and no event  which,  with the giving of notice or the  passage of time or both,  would become an Event of  Default  (or its  equivalent  term) (as so  defined  in such agreement), has occurred and is continuing,  which would have a Material Adverse
Effect.

      l.    ABSENCE OF CERTAIN COMPANY CONTROL PERSON ACTIONS OR EVENTS.  To the
Company's knowledge, none of the following has occurred during the past five (5)
years with respect to a Company Control Person:

      (1) A petition under the federal  bankruptcy laws or any state  insolvency law was  filed by or  against,  or a  receiver,  fiscal  agent or  similar officer  was  appointed  by a court for the  business  or property of such
      Company  Control  Person,  or any  partnership  in which he was a  general partner at or within  two years  before  the time of such  filing,  or any corporation or business  association of which he was an executive  officer at or within two years before the time of such filing;

      (2) Such Company Control Person was convicted in a criminal  proceeding or is a named subject of a pending  criminal  proceeding  (excluding  traffic violations and other minor offenses);

      (3) Such Company Control Person was the subject of any order,  judgment or decree, not subsequently  reversed,  suspended or vacated, of any court of competent jurisdiction,  permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

            (i) acting, as an investment advisor, underwriter,  broker or dealer in securities,  or as an affiliated person,  director or employee of any  investment  company,  bank,  savings  and loan  association  or insurance  company,  as a futures commission  merchant,  introducing broker,  commodity trading advisor,  commodity pool operator,  floor broker,  any other Person regulated by the Commodity Futures Trading
            Commission  ("CFTC")  or engaging  in or  continuing  any conduct or practice in connection with such activity;

            (ii) engaging in any type of business practice; or

            (iii)  engaging in any activity in  connection  with the purchase or sale  of  any  security  or  commodity  or in  connection  with  any violation of federal or state securities laws or federal commodities laws;

      (4) Such Company Control Person was the subject of any order,  judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such  Company  Control  Person to engage in any activity described in paragraph (3) of this item, or to be associated  with Persons engaged in any such activity; or

      (5)  Such  Company  Control  Person  was  found  by a court  of  competent jurisdiction  in a civil action or by the CFTC or SEC to have violated any federal or state  securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed,  suspended, or vacated.

      m.    NO UNDISCLOSED LIABILITIES OR EVENTS. The Company has no liabilities or obligations  other than those disclosed in the Transaction  Agreements or the
Company's  SEC  Documents  or  those  incurred  in the  ordinary  course  of the
Company's  business since the Last Audited Date, or which individually or in the aggregate,  do not or would  not have a  Material  Adverse  Effect.  No event or circumstance  has  occurred  or  exists  with  respect  to  the  Company  or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation,  requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly  announced or disclosed.  There are no proposals  currently under  consideration or currently  anticipated to be under  consideration by the
Board of Directors or the executive officers of the Company which proposal would
(x) change the Certificate of Incorporation  or by-laws of the Company,  each as currently in effect,  with or without stockholder  approval,  which change would reduce or otherwise  adversely  affect the rights and powers of the  stockholder
8/23/07 s of the Common  Stock or (y)  materially  or  substantially  change the business,  assets  or  capital  of  the  Company,  including  its  interests  in subsidiaries.

      n.    NO  INTEGRATED  OFFERING.   Neither  the  Company  nor  any  of  its
Affiliates  nor any  Person  acting  on its or their  behalf  has,  directly  or indirectly,  at any time since February 1, 2007,  made any offer or sales of any security or solicited any offers to buy any security  under  circumstances  that would  eliminate the  availability  of the  exemption  from  registration  under
Regulation  D in  connection  with  the  offer  and  sale of the  Securities  as contemplated hereby.

      o.    DILUTION.  Each  of the  Company  and  its  executive  officers  and directors  is aware  that the number of shares  issuable  on  conversion  of the
Notes,  upon  exercise  of the  Warrants  or  pursuant to the other terms of the
Transaction  Agreements may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become  stockholders) of the Company. The Company specifically  acknowledges that its obligation to issue the Conversion  Shares upon  conversion of the Notes and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable  regardless of the  dilution  such  issuance  may have on the  ownership  interests of other stockholders  of the  Company,  and the  Company  will honor  such  obligations, including honoring every Notice of Conversion (as contemplated by the Notes) and every Notice of Exercise (as  contemplated by the Warrants),  unless the Company is subject to an  injunction  (which  injunction  was not sought by the Company)
prohibiting the Company from doing so.

      p.    FEES TO BROKERS,  PLACEMENT AGENTS AND OTHERS. The Company has taken no  action  which  would  give  rise to any claim by any  Person  for  brokerage commission,  placement  agent or  finder's  fees or  similar  payments  by Buyer relating to this Agreement or the transactions  contemplated hereby.  Except for such fees arising as a result of any  agreement or  arrangement  entered into by the Buyer  without the knowledge of the Company (a "Buyer's  Fee"),  Buyer shall have no obligation  with respect to such fees or with respect to any claims made by or on  behalf  of  other  Persons  for  fees of a type  contemplated  in this paragraph  that  may be due in  connection  with the  transactions  contemplated hereby.  The  Company  shall  indemnify  and hold  harmless  each of Buyer,  its employees,  officers,  directors,  agents,  and partners,  and their  respective
Affiliates,  from and against all claims, losses,  damages, costs (including the costs of preparation  and attorney's  fees) and expenses  suffered in respect of any such claimed or existing fees (other than a Buyer's Fee).

      q.    DISCLOSURE.  All  information  relating to or concerning the Company set forth in the Transaction  Agreements or in the Company's public filings with the SEC is true and  correct in all  material  respects  and the Company has not omitted to state any material  fact  necessary  in order to make the  statements made, in light of the circumstances  under which they were made, not misleading.
No event or  circumstance  has occurred or exists with respect to the Company or its business, properties,  prospects,  operations or financial conditions, which under  applicable  law,  rule  or  regulation,  requires  public  disclosure  or announcement by the Company.

      r.    CONFIRMATION.  The Company  agrees that, if, to the knowledge of the
Company,  any events  occur or  circumstances  exist prior to the release of the
Escrow   Funds  to  the  Company   which   would  make  any  of  the   Company's
representations  or warranties set forth herein  materially untrue or materially inaccurate as of such date, the Company shall  immediately  notify the Buyer and the Escrow Agent in writing  prior to such date of such fact,  specifying  which representation, warranty or covenant is affected and the reasons therefor.

      4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      a.    TRANSFER   RESTRICTIONS.   The  Buyer   acknowledges  that  (1)  the
Securities  have not been and are not being  registered  under the provisions of the 1933 Act and,  except as provided in the  Registration  Rights  Agreement or otherwise included in an effective registration  statement,  the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless  (A)  subsequently  registered  thereunder  or (B) the Buyer  shall  have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or  transferred  may be sold or  transferred  pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable,  any resale of such Securities under  circumstances in which the seller,  or the  Person  through  whom the sale is made,  may be deemed to be an underwriter,  as that term is used in the 1933 Act, may require  compliance with some other  exemption under the 1933 Act or the rules and regulations of the SEC thereunder;  and (3)  neither  the  Company  nor any  other  Person is under any obligation to register the Securities  (other than pursuant to the  Registration
Rights  Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

      b.    RESTRICTIVE  LEGEND.  The Buyer  acknowledges and agrees that, until such time as the  relevant  Shares have been  registered  under the 1933 Act, as contemplated by the Registration Rights Agreement, and may be sold in accordance with an effective Registration Statement or otherwise in accordance with another effective  registration  statement,  or until such Shares can  otherwise be sold
without   restriction,   whichever  is  earlier,   the  certificates  and  other
instruments  representing any of the Securities shall bear a restrictive  legend in  substantially  the following form (and a  stop-transfer  order may be placed against transfer of any such Securities):

      THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT
      OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT
      BE  SOLD  OR  OFFERED  FOR  SALE  IN  THE  ABSENCE  OF AN  EFFECTIVE
      REGISTRATION  STATEMENT FOR THE  SECURITIES OR AN OPINION OF COUNSEL
      OR OTHER EVIDENCE  ACCEPTABLE TO THE COMPANY THAT SUCH  REGISTRATION
      IS NOT REQUIRED.

      c.    FILINGS.  The  Company  undertakes  and  agrees to make all  filings required to be made by it in connection  with the sale of the  Securities to the
Buyer under the 1933 Act,  the 1934 Act or any United  States  state  securities laws and  regulations  thereof  applicable  to the  Company  or by the rules and regulations of the Principal Trading Market, and, unless such filing is publicly available  on the SEC's EDGAR  system  (via the SEC's web site at no  additional charge),  to provide a copy  thereof to the Buyer  promptly  after such  filing.
Reference is made to the Section titled  "Publicity,  Filings,  Releases,  Etc."
below.

      d.    REPORTING STATUS. So long as the Buyer  beneficially owns any of the
Purchased  Securities and for at least twenty (20) Trading Days thereafter,  the
Company  shall file all reports  required  to be filed with the SEC  pursuant to
Section 13 or 15(d) of the 1934 Act, shall take all reasonable  action under its control to ensure that adequate  current public  information with respect to the
Company,  as  required in  accordance  with Rule  144(c)(2)  of the 1933 Act, is publicly available,  and shall not terminate its status as an issuer required to file  reports  under  the  1934  Act  even  if the  1934  Act or the  rules  and regulations thereunder would permit such termination.  The Company will take all reasonable  action  under its  control to  maintain  the  continued  listing and quotation and trading of its Common Stock (including,  without  limitation,  all
Registrable  Securities)  on the  Principal  Trading  Market or a listing on the
NASDAQ  Capital,  Global or Global  Select  Markets  or AMEX and,  to the extent applicable  to it,  will  comply in all  material  respects  with the  Company's reporting,  filing  and  other  obligations  under the  by-laws  or rules of the
Principal Trading Market and/or the National  Association of Securities Dealers,
Inc.,  as the case may be,  applicable  to it at least through the date which is sixty  (60) days  after the later of the date on which (x) all of the Notes have been  converted or have been paid in full or (y) all of the  Warrants  have been exercised or have expired.

      e.    USE OF  PROCEEDS.  The Company  will use the net  proceeds  received
hereunder   (excluding   amounts  paid  as  contemplated  by  the  Joint  Escrow
Instructions) for general corporate purposes; provided however, the Company will not use such  proceeds to pay fees payable (x) to any broker or finder  relating to the  offer and sale of the  Purchased  Securities  or (y) to any other  party relating to any financing transaction effected prior to the Closing Date.

      f.    WARRANTS.  The Company  agrees to issue to the Buyer on each Closing
Date transferable  warrants (the "Warrants"),  with cashless exercise rights and automatic exercise provisions, for the purchase of the number of shares equal to
(x)  thirty-seven  and one-half  percent (37/5%) of (y) the number of Issue Date
Conversion  Shares for such Closing  Date.  The  exercise  price of the Warrants issued on each Closing Date will be equal to one hundred  twenty  percent (120%)
of the Closing  Price for the Trading Day  immediately  preceding  such  Closing
Date,  which price is subject to  adjustment  as provided  in the  Warrant.  The
Warrants  will expire on the last day of the  calendar  month in which the third annual  anniversary  of the relevant  Closing Date occurs.  Each of the Warrants shall  generally  be in the form annexed  hereto as ANNEX V. The Warrant  Shares shall be subject to the provisions of the Registration Rights Agreement.

      g.    CERTAIN AGREEMENTS.

      (i)   For  purposes  of this  Agreement,  the  following  terms shall have meanings indicated:

      (A)   "New Transaction  Period" means the period commencing on the Initial
      Closing Date and continuing through and including the Final Lock-up Date.

      (B)   "Final  Lock-up Date" means the date which is  ninety-two  (92) days after the Effective  Date, but not counting for such purposes the days, if any,  during which sale of Registrable  Securities was suspended after the
      Effective Date.(1)

      (C)   "New  Transaction  Price" means the Basic New Transaction  Price (as defined below) except that if the New Transaction  Exercise Price is lower than  the  Basic  New  Transaction  Price,  it means  the New  Transaction
      Exercise Price.

      (D)   "Basic New Transaction Price" means, as may be applicable,  on a per share  basis,  the lower of (1) the  lowest  fixed  purchase  price of any shares of the New Common Stock contemplated in the New Transaction, or (2)
      the lowest conversion price or put or call price which would be applicable under the terms of the New  Transaction;  in each such case,  whether such purchase or  conversion  price or put or call price is stated or otherwise

------------
(1)   By  way of  illustration:  If  the  sale  of  Registrable  Securities  was suspended for ten (10) days in the interim,  the  applicable  Final Lock-up Date will be one hundred two (102) days after the Effective  Date. If on the 98th day after the Effective Date, the sale of Registrable Securities was suspended again for five (5) days,  the Final  Lock-up Date will be one hundred seven (107) days after the Effective Date.

      specified or is determined on the closing date of the New  Transaction  by the  application  of a formula  set in the  documents  reflecting  the New
      Transaction or does result from  adjustments or revisions  contemplated in the relevant  agreements for the New  Transaction  (and the Company hereby covenants  that it will  provide  written  notice to the Buyer of any such adjustment  or  revision  within  five  (5)  Trading  Days  after an event reflecting  such  adjustment or revision and, if there was a conversion of any  portion of the Buyer's  Note after such  adjustment  or revision  and before Buyer's receipt of such notice,  the Company will issue  additional shares to Buyer based on such adjusted conversion price) and whenever such adjustment or revision would be applicable;  and provided,  further, that, if the securities issued in the New Transaction are issued at a Face Value
      Discount (as defined below),  the New Transaction  Price shall be adjusted to reflect such discount.(2)

      (E)   "New Transaction Exercise Price" means the lowest exercise price per share applicable to the warrants,  option or similar instrument (howsoever denominated;  collectively,  "New Transaction  Warrants") included in such
      New  Transaction,  whether such  exercise  price is stated or could result from adjustments or revisions  contemplated in the relevant agreements for the New Transaction (and the Company hereby covenants that it will provide written notice to the Buyer of any such adjustment or revision within five
      (5) Trading Days after an event  reflecting  such  adjustment or revision)
      and whenever such exercise price would be applicable.

      (F)   "Face Value Discount" means consideration less than, as the case may be,  (x) the  number of  shares  being  issued  multiplied  by the  stated
      purchase price, (y) the stated  principal  amount of a debenture,  note or similar  instrument  or (z) the stated value of the shares of  convertible stock.

      (ii)  The Company agrees that if, during the New  Transaction  Period,  it enters into a New Transaction,  the Conversion Price for any conversion of Notes effected  thereafter may be the New  Transaction  Price, if such New Transaction
Price, as of the relevant  Conversion  Date, is lower than the Conversion  Price determined in the absence of such New Transaction Price.

      (iii) The  Company  covenants  and  agrees  that,  any  of  the  foregoing provisions of this Section 4(g) or any other  provision of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, the Company will not,  without  the prior  written  consent of a Majority in Interest of the
Holders in each instance (which consent is in the sole discretion of the Holders and may be withheld for any reason or for no reason whatsoever),

      (A)   during the New  Transaction  Period,  issue any shares pursuant to a registration statement on Form S-8, and

      (B)   during the period  commencing  on the  Closing  Date and  continuing through the Effective Date, enter into any New Transaction whatsoever.

The Company acknowledges that each of the foregoing provisions is independent of the others and that a breach of any of the foregoing  provisions might result in adjustments  referred  to in other  provisions  of this  Section  4(g)  and,  in addition (and not in lieu of such adjustments, if any) shall constitute an event of default under the Note and the other Transaction  Agreements.  The Company is aware that if such event of default occurs, a Holder of a Note will have certain redemption rights contemplated by the Note.

------------
(2)   By way of  illustration,  if convertible  preferred shares having a stated
value of $1  million  and a fixed  conversion  price of  $0.05  were  sold for a purchase price of $800,000, the effective New Transaction Price would be $0.04.

      (iv)  Nothing in the foregoing  provisions  reflects either an obligation on the part of any Buyer to participate  in any New  Transaction or a limitation on any
Buyer from participating in any New Transaction.

      (v)   Any of the  foregoing  provisions  of this Section 4(g) or any other provision of this  Agreement or any of the other  Transaction  Agreements to the contrary  notwithstanding,  the Company shall not engage in any offers, sales or other  transactions of its securities which would adversely affect the exemption from registration available for the transactions contemplated by the Transaction
Agreements.

      (vi)  The Company  agrees that,  prior to the Effective  Date, it will not file any  registration  statement  for the sale of shares by the  Company or any other stockholder other than (x) the Registration  Statement contemplated by the
Registration Rights Agreement (or amendments to such Registration  Statement) or
(y) a  post-effective  registration  statement with respect to any  registration statement which was declared effective prior to the Initial Closing Date.

      h.    AVAILABLE SHARES.

      (i)   The Company  shall have at all times  authorized  and  reserved  for issuance,  free  from  preemptive  rights,  a number of  shares  (the  "Reserved
Amount") at least equal to the sum of (x) (1) until the Final Lock-up Date,  one hundred fifty percent (150%),  and thereafter one hundred percent (100%), of the number of shares of Common Stock  issuable as may be required,  at any time,  to satisfy the  conversion  rights of the Holders of principal  on all  outstanding
Convertible  Notes plus the sum of all accrued interest thereon and all interest would accrue through the Maturity Date (assuming for such purposes that interest is paid in  shares at the  Conversion  Price in  effect  on the  Reserved  Share
Determination  Date, as defined  below),  plus (y) the number of shares issuable upon  exercise of all  outstanding  Warrants  held by all Holders (in each case, whether any of such  outstanding  Convertible  Notes or Warrants were originally issued to the Holder,  the Buyer or to any other party and without regard to any restrictions which might limit any Holder's right to convert any of the Notes or to exercise any of the Warrants held by any Holder).

      (ii)  The  Reserved  Amount shall be  determined  on the Closing Date and, until the Final  Lock-up Date,  after each New  Transaction  Closing  Date,  and thereafter  on the first Trading Day after the end of each  subsequent  calendar quarter (each such determination date, a "Reserved Share  Determination  Date"), and the number of shares to be  reserved  shall be based on (q) all  outstanding
Notes and the  Conversion  Price  which  would have been  applicable  as of such
Reserved Share  Determination  Date and (r) all unexercised  Warrants as of such date.  The  Reserved  Amount  determined  on such date shall remain the Reserved
Amount until the next New Transaction  Closing Date or quarterly  determination, as the case may be. The Company shall give written  instructions to the Transfer
Agent to reserve  for  issuance  to the Buyer the number of shares  equal to the
Reserved Amount. The Company will, at the request of the Buyer,  provide written confirmation, certified by an executive officer of the Company, of the number of shares then reserved for the Buyer and that the instructions  referred to in the preceding sentence have been given to the Transfer Agent.

            i.    PUBLICITY,  FILINGS, RELEASES, ETC. Each of the parties agrees that it  will  not  disseminate  any  information  relating  to the  Transaction
Agreements or the transactions contemplated thereby, including issuing any press releases,  holding any press  conferences or other forums, or filing any reports
(collectively,  "Publicity"),  without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such  Publicity any statement or statements or other  material to which the other party reasonably  objects,  unless in the reasonable  opinion of counsel  to the party  proposing  such  statement,  such  statement  is  legally required to be  included.  In  furtherance  of the  foregoing,  the Company will provide  to the  Investor's  Counsel  (as  defined  in the  Registration  Rights
Agreement) drafts of the applicable text the first filing of a Current Report on
Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K (or  equivalent SB forms), as the case may be, intended to be made with the SEC which refers to the
Transaction  Agreements  or the  transactions  contemplated  thereby  as soon as practicable  (but at least two (2) Trading Days before such filing will be made)
and will not include in such filing (or any other  filing filed before then) any statement or  statements or other  material to which the other party  reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement,  such statement is legally  required to be included.  Notwithstanding the foregoing,  each of the parties hereby consents to the inclusion of the text of the Transaction  Agreements in filings made with the SEC (but any descriptive text  accompanying  or  part  of such  filing  shall  be  subject  to the  other provisions of this  paragraph).  Notwithstanding,  but subject to, the foregoing provisions of this provision, the Company will, after the Closing Date, promptly issue a press release and file a Current Report on Form 8-K or, if  appropriate, a  quarterly  or  annual  report  on  the  appropriate  form,  referring  to the transactions contemplated by the Transaction Agreements.

      j.    INDEPENDENT   NATURE  OF  BUYERS'   OBLIGATIONS   AND  RIGHTS.   The
obligations of each Buyer under the  Transaction  Agreements are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the  performance of the  obligations of any Other Buyer under any one or more of the Transaction  Agreements.  The decision of each Buyer or Other
Buyer to purchase Purchased  Securities  pursuant to the Transaction  Agreements has been made by such Buyer  independently of any Other Buyer and  independently of any  information,  materials,  statements  or  opinions  as to the  business, affairs,  operations,  assets, properties,  liabilities,  results of operations, condition  (financial  or  otherwise)  or  prospects  of the  Company  or of its subsidiaries,  if any, which may been made or given by any Other Buyer or any of their respective officers, directors, principals,  employees, agents, counsel or
representatives    (collectively,    including    the    Buyer,    the    "Buyer
Representatives"). No Buyer Representative shall have any liability to any Other
Buyer  or  the  Company  relating  to or  arising  from  any  such  information, materials, statements or opinions, if any. Each Buyer acknowledges that no Other
Buyer has acted as agent for such Buyer in connection with making its investment hereunder  and that no Buyer  will be  acting  as agent of such  Other  Buyer in connection  with  monitoring  its  investment  in the  Purchased  Securities  or enforcing  its rights  under the  Transaction  Agreements.  Each Buyer  shall be entitled to  independently  protect and  enforce its rights,  including  without limitation  the  rights  arising  out of  this  Agreement  or  out of the  other
Transaction Agreements,  and it shall not be necessary for any Other Buyer to be joined as an additional  party in any proceeding  for such purpose.  The Company
acknowledges   that,  for  reasons  of  administrative   convenience,   (x)  the
Transaction  Agreements  have been prepared by counsel for one of the Buyers and such  counsel  does  not  represent  all  of  the  Buyers  with  respect  to the transactions  contemplated  hereby,  and each other Buyer has  retained  its own counsel (or had the opportunity to do so) with respect to such transactions, and
(y) the  Company  has  elected  to  provide  each of the  Buyers  with  the same
Transaction  Agreements  for the purpose of closing a transaction  with multiple
Buyers and not because it was required or  requested  to do so by any Buyer.  In furtherance  of the  foregoing,  and n 8/23/07  ot in  limitation  thereof,  the
Company  acknowledges  that  nothing  contained  in  this  Agreement  or in  any
Transaction Agreement,  and no action taken by any Buyer pursuant thereto, shall be deemed to constitute any two or more Buyers as a partnership, an association, a joint venture or any other kind of entity,  or create a  presumption  that the
Buyers  are in any way  acting in  concert  or as a group  with  respect to such obligations or the transactions contemplated by the Transaction Agreements.

      k.    EQUAL TREATMENT OF BUYERS. No consideration shall be offered or paid to any person to amend or consent to a waiver or  modification  of any provision of any of the  Transaction  Agreements  unless  the same  consideration  is also offered to all of the parties to the Transaction Agreements.

      l.    INDEPENDENT INVESTMENT DECISION. No Buyer has agreed to act with any
Other Buyer for the purpose of  acquiring,  holding,  voting or disposing of the
Securities  purchased hereunder for purposes of Section 13(d) under the Exchange
Act, and each Buyer is acting  independently  with respect to its  investment in the  Securities.  The  decision of each Buyer to purchase  Purchased  Securities pursuant  to this  Agreement  has been made by such Buyer  independently  of any other purchase and  independently of any information,  materials,  statements or
opinions  as  to  the  business,   affairs,   operations,   assets,  properties,
liabilities,  results of  operations,  condition  (financial  or  otherwise)  or prospects of the Company or its subsidiaries which may have made or given by any
Other Buyer or by any agent or employee of any Other Buyer,  and no Buyer or any of its agents or employees  shall have any  liability to any Other Buyer (or any other  person)  relating  to or arising  from any such  information,  materials, statements or opinions.

      m.    NASD RULE 2710.  The Company is aware that the  Corporate  Financing
Rule 2710 ("NASD Rule 2710") of the National  Association of Securities  Dealers
("NASD") is or may become  applicable to the  transactions  contemplated  by the
Transaction  Agreements or to the sale by a Holder of any of the Securities.  If
NASD Rule 2710 is so applicable,  the Company shall,  to the extent  required by such rule,  timely  make any filings  and  cooperate  with any broker or selling stockholder in respect of any consents,  authorizations or approvals that may be necessary for the NASD to timely and  expeditiously  permit the  stockholder  to sell the securities.

      n.    KEEPING OF RECORDS AND BOOKS OF ACCOUNT.  The Company shall keep and cause each Subsidiary, if any, to keep adequate records and books of account, in which  complete  entries  will be  made in  accordance  with  GAAP  consistently
applied,   reflecting  all  financial  transactions  of  the  Company  and  such subsidiaries,  and in which,  for each  fiscal  year,  all proper  reserves  for depreciation, depletion, obsolescence,  amortization, taxes, bad debts and other purposes in connection with its business shall be made.

      5.    TRANSFER AGENT INSTRUCTIONS.

      a.    The Company  warrants that,  with respect to the  Securities,  other than the stop transfer  instructions  to give effect to Section 4(a) hereof,  it will give the Transfer Agent no instructions  inconsistent  with instructions to issue  Common  Stock  from time to time  upon  conversion  of the Notes or,  the exercise  of the  Warrants,  as may be  applicable  from  time to time,  in such amounts as  specified  from time to time by the Company to the  Transfer  Agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act,  registered in the name of the
Buyer or its nominee and in such  denominations to be specified by the Holder in connection  therewith.  Except as so  provided,  the Shares  shall  otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Agreements. Nothing in this
Section shall affect in any way the Buyer's  obligations and agreement to comply with all applicable securities laws upon resale of the Securities.  If the Buyer provides the Company with an opinion of counsel  reasonably  satisfactory to the
Company that  registration  of a resale by the Buyer of any of the Securities in accordance  with clause (1)(B) of Section 4(a) of this Agreement is not required under  the  1933  Act or upon  request  from a  Holder  while  the  Registration
Statement is  effective,  the Company shall (except as provided in clause (2) of
Section 4(a) of this  Agreement)  permit the transfer of the Securities  and, in the case of the Conversion  Shares or the Warrant Shares,  as may be applicable, promptly  instruct  the  Transfer  Agent to issue one or more  certificates  for
Common Stock without legend in such name and in such  denominations as specified by the Buyer.

      b.    (i)   The  Company  understands  that a  delay  in the  delivery  of
Conversion Certificates,  whether on conversion of the Note and/or in payment of accrued  interest or on exercise of the Warrants,  beyond the relevant  Delivery
Date (as  defined in the Note or  Warrant,  as the case may be) could  result in economic  loss to the Holder.  As  compensation  to the Holder for such loss, in addition to any other available  remedies at law, the Company agrees to pay late payments  to the Holder for late  issuance  of the  Conversion  Certificates  in accordance  with the  following  schedule  (where  "No.  Business  Days Late" is defined as the number of Trading  Days beyond  four (4)  Trading  Days after the
Delivery Date):(3)

                                             Late Payment For Each $10,000
                                    of Principal or Interest Being Converted or
      No. Business Days Late        of Exercise Price of Warrant Being Exercised
      ----------------------        --------------------------------------------

               1                              $  100
               2                              $  200
               3                              $  300
               4                              $  400
               5                              $  500
               6                              $  600
               7                              $  700
               8                              $  800
               9                              $  900
               10                             $1,000
               >10                            $1,000 + $200 for each Business
                                              Day Late beyond 10 days

The Company shall pay any payments  incurred  under this Section in  immediately available  funds upon demand.  Nothing  herein shall limit the Holder's right to pursue  actual  damages  for the  Company's  failure  to issue and  deliver  the
Conversion Certificates to the Holder within a reasonable time. Furthermore,  in addition to any other remedies which may be available to a Holder,  in the event that the  Company  fails for any reason to effect  delivery  of such  Conversion
Certificates within two (2) Trading Days after the Delivery Date, the Converting
Holder will be entitled to revoke the relevant Notice of Conversion or Notice of
Exercise  by  delivering  a notice to such  effect to the  Company  prior to the
Converting Holder's receipt of the relevant Conversion  Certificates,  whereupon the Company and the Converting Holder shall each be restored to their respective positions  immediately  prior to delivery of such Notice of Conversion or Notice of  Exercise,  as  the  case  may  be;  PROVIDED,  HOWEVER,  that  any  payments contemplated  by this Section 5(b) of this Agreement  which have accrued through the date of such revocation  notice shall remain due and owing to the Converting
Holder notwithstanding such revocation.

------------
(3)   Example:  Notice of  Conversion  or Notice of  Exercise  is  delivered  on
Monday,  December 3, 2007. The Delivery Date would be Thursday,  December 6 (the third  Trading Day after such  delivery).  If the  certificate  is  delivered by
Wednesday,  December 12 (4 Trading  Days after the  Delivery  Date),  no payment under this provision is due. If the  certificates  are delivered on December 13, that is 1 "Trading  Day Late" in the table  below;  if delivered on December 20, that is 6 "Trading Days Late" in the table.

            (ii)  If, by the tenth Trading Day after the relevant Delivery Date, the Company fails for any reason to deliver the Conversion Certificates,  but at any time  after the  Delivery  Date,  the  Converting  Holder  purchases,  in an arm's-length open market  transaction or otherwise,  shares of Common Stock (the
"Covering Shares") in order to make delivery in satisfaction of a sale of Common
Stock  by the  Converting  Holder  (the  "Sold  Shares"),  which  delivery  such
Converting  Holder  anticipated  to make using the shares to be issued upon such conversion (a "Buy-In"),  the Converting  Holder shall have the right to require the Company to pay to the Converting  Holder,  in addition to and not in lieu of the amounts  contemplated  in other  provisions of the  Transaction  Agreements, including,  but not  limited to, the  provisions  of the  immediately  preceding
Section 5(b)(i)),  the Buy-In Adjustment Amount (as defined below).  The "Buy-In
Adjustment  Amount" is the amount equal to the number of Sold Shares  multiplied by the  excess,  if any,  of (x) the  Holder's  total  purchase  price per share
(including brokerage  commissions,  if any) for the Covering Shares over (y) the net proceeds per share (after  brokerage  commissions,  if any)  received by the
Holder  from the sale of the Sold  Shares.  The  Company  shall  pay the  Buy-In
Adjustment Amount to the Holder in immediately  available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the  foregoing,  if the Holder  purchases  shares of Common Stock having a total purchase price  (including  brokerage  commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000,  the
Buy-In  Adjustment  Amount  which  Company will be required to pay to the Holder will be $1,000.

      c.    In lieu of delivering physical certificates  representing the Common
Stock  issuable  upon  conversion of the Note or exercise of a Warrant or at the request of the Holder with respect to any Shares previously issued, provided the
Transfer Agent is  participating  in the Depository  Trust Company  ("DTC") Fast
Automated  Securities  Transfer  program,  upon  request  of the  Holder and the
Holder's compliance with the provisions contained in this paragraph,  so long as the  certificates  therefor  do not bear a legend and the Holder  thereof is not obligated to return such certificate for the placement of a legend thereon,  the
Company shall use its best efforts to cause the Transfer Agent to electronically transmit to the Holder the Common Stock issuable upon  conversion of the Note or exercise of the Warrant or in  replacement  of any Shares  previously  issued by crediting  the  account of  Holder's  Prime  Broker with DTC through its Deposit
Withdrawal Agent Commission system. The Company specifically  acknowledges that, as of the  date  hereof  and as of the  Closing  Date,  the  Transfer  Agent  is
participating  in the DTC  program  and the Company is not aware of any plans of the  Transfer  Agent to  terminate  such  participation.  While any Holder holds
Registrable  Securities,  the Company will not appoint any transfer  agent which does not participate in the DTC program.

      d.    The Company  shall assume any fees or charges of the Transfer  Agent or  Company  counsel  regarding  (i) the  removal  of a legend or stop  transfer instructions  with respect to Registrable  Securities,  and (ii) the issuance of certificates or DTC registration to or in the name of the Holder or the Holder's designee  or  to a  transferee  as  contemplated  by an  effective  Registration
Statement.   Notwithstanding   the   foregoing,   it  shall   be  the   Holder's
responsibility to obtain all needed formal requirements (specifically: medallion guarantee and prospectus delivery  compliance) in connection with any electronic issuance of shares of Common Stock.

      e.    The Holder of a Note or a Warrant  shall be entitled to exercise its conversion or exercise privilege with respect to the Note or the Warrant, as the case may be, notwithstanding the commencement of any case under 11 U.S.C. ss.101
ET SEQ. (the "Bankruptcy  Code"). In the event the Company is a debtor under the
Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C.  ss.362 in respect of such holder's exercise privilege.  The Company hereby waives, to the fullest extent permitted, any  rights to  relief it may have  under 11  U.S.C.  ss.362 in  respect  of the conversion  of the Note or the  exercise of the  Warrant.  The  Company  agrees, without  cost or  expense to such  Holder,  to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. ss.362.

      6.    CLOSING DATE.

      a.    The Initial  Closing Date shall occur on the date which is the first
Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

      b.    (i)   Subject to the provisions of subparagraph (iv) of this Section
6(b), the Additional  Closing Date shall be the date specified in the Additional
Closing Date Notice (as defined below).

            (ii)  Subject to the other provisions of this Section 6(b), the term
"Additional  Closing Date Notice" means a written notice given by the Company to the Buyer and to the Escrow Agent by fax  transmission or hand delivery no later than one (1) business day after the Company  submits the  Effectiveness  Request
(as defined below; a copy of the Effectiveness  Request shall be attached to the
Additional Closing Date Notice).

            (iii) It also shall be a  condition  to the giving of an  Additional
Closing  Date  Notice that the  representations  and  warranties  of the Company contained in Section 3 hereof shall be true and correct in all material respects and there shall have been no Material  Adverse  Effect from the Initial  Closing
Date through and  including the date the Company  gives the  Additional  Closing
Date Notice to the Buyer (and the Company's  issuance of the Additional  Closing
Date Notice shall constitute the Company's making each such  representation  and warranty as of such date).

            (iv)  The Company also shall give written notice (an  "Effectiveness
Notice") to the Buyer and the Escrow Agent both (x) by fax  transmission or hand delivery  and  (y) by  telephone  communication  of the  actual  Effective  Date declared  by the SEC no later  than noon on the first  business  day after  such
Effective Date;  provided,  however,  that an Effectiveness  Notice may be given only if the Effective Date is on or before the first  anniversary of the Initial
Closing Date (such first anniversary date, the "Latest Effectiveness Date"). The fifth  (5th) day after the actual  Effective  Date,  which may be later than the date requested in the  Effectiveness  Request,  shall be the Additional  Closing
Date.

            (v)   The Company shall execute the  Certificates for the Additional
Notes and the Additional  Warrants and deliver them to the Escrow Agent at least one  Trading  Day  prior  to the  Additional  Closing  Date.  The  "Issue  Date"
identified in such  Additional  Notes and the Exercise  Price and the Expiration
Date identified in such Additional  Warrants shall be left blank and the Company will authorize the Escrow Agent, upon their release to the Buyer, to fill in (x)
the date of the  Additional  Closing  Date as the Issue Date in such  Additional
Notes  and (y) the  Exercise  Price  and the  Expiration  Date (in each  case as contemplated  by the  form of  Warrant  attached  as  Annex  IV  hereto)  in the
Additional Warrants.

            (vi)  The term  "Effectiveness  Request" means the Company's written request to the SEC that the SEC declare the Registration  Statement effective on a specified date;  provided,  however,  that the Effectiveness  Request shall be given only  after the SEC has  advised  the  Company  informally,  in writing or otherwise that it will respond favorably to such request.

            (vii) Except as  provided  in this  Section  6(b) and Section 8, the closing for the Additional Notes and the Additional  Warrants shall be conducted upon the same terms and conditions as those  applicable to the Initial Notes and
Initial Warrants.

            (viii)The Company hereby  covenants and agrees that the Company will issue each of the Additional Closing Date Notice and the Effectiveness Notice to
the Buyer and the Escrow Agent on a timely basis.

            (ix)  If the Effective  Date does not occur by the close of business
(Eastern time) on the Latest  Effectiveness  Date, the obligations of the Buyers to purchase the Additional Notes and the Additional Warrants and the obligations of the Company to issue the Additional  Notes and the Additional  Warrants shall
automatically  terminate  (an  "Additional  Closing  Date  Termination").   Such
Additional  Closing Date  Termination  shall not affect the  obligations  of the
Company or the Buyer under any of the other Transaction  Agreements,  including,
without  limitation,   the  Registration  Rights  Agreement,   except  that  the
Transaction  Agreements  shall be deemed to refer only to the Initial  Notes and the Initial Warrants and the transactions relating thereto.

      c.    Each  closing of the  purchase  and  issuance of Notes and  Warrants shall occur on the relevant  Closing Date at the offices of the Escrow Agent and shall  take place no later than 3:00  P.M.,  Eastern  Time,  on such day or such other time as is mutually agreed upon by the Company and the Buyer.

      d.    Notwithstanding  anything  to the  contrary  contained  herein,  the
Escrow Agent will be  authorized  to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the relevant  Closing Date upon  satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

      7.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The Buyer  understands that the Company's  obligation to sell the relevant
Purchased  Securities  to the Buyer  pursuant to this  Agreement on the relevant
Closing Date is conditioned upon:

      a.    The execution and delivery of this Agreement  and, where  indicated, the other Transaction Agreements by the Buyer on or before such Closing Date;

      b.    Delivery by the Buyer to the Escrow  Agent by the  relevant  Closing
Date of good  funds  as  payment  in full of an  amount  equal  to the  relevant
Purchase Price in accordance with this Agreement;

      c.    The  accuracy  on  such  Closing  Date  of the  representations  and warranties  of the Buyer  contained in this  Agreement,  each as if made on such date,  and the  performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

      d.    There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

      8.    CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

      The Company  understands  that the  Buyer's  obligation  to  purchase  the relevant Purchased Securities on the relevant Closing Date is conditioned upon:

      a.    The  execution  and  delivery  of  this   Agreement  and  the  other
Transaction Agreements by the Company on or before such Closing Date;

      b.    The  delivery  by the  Company to the Escrow  Agent of the  relevant
Certificates in accordance with this Agreement;

      c.    On such Closing Date, each of the Transaction Agreements executed by the  Company  on or before  such date  shall be in full force and effect and the
Company shall not be in default thereunder;

      d.    The  accuracy in all  material  respects on such Closing Date of the representations and warranties of the Company contained in this Agreement,  each as if made on such date,  and the  performance  by the Company on or before such date of all covenants and agreements of the Company  required to be performed on or before such date;

      e.    The  delivery  to the Escrow  Agent of an opinion of counsel for the
Company,  dated such Closing Date,  addressed to the Buyer and the Other Buyers, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in ANNEX III attached hereto;

      f.    There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

      h.    From and after the date hereof to and  including  such Closing Date, each of the following  conditions will remain in effect:  (i) the trading of the
Common  Stock  shall  not have  been  suspended  by the SEC or on the  Principal
Trading Market;  (ii) trading in securities  generally on the Principal  Trading
Market shall not have been suspended or limited;  (iii), no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv)
there shall not have been any material  adverse change in any financial  market;
and

      i.    With respect to the Additional Closing Date,

      (i)   an Additional Closing Date Notice and an Effectiveness  Notice shall have been duly and  timely  given as  provided  in the  relevant  provisions  of
Section 6(b);

      (ii)  the  Registration  Statement to cover all Registrable  Securities as contemplated  by the  Registration  Rights  Agreement  shall have been  declared effective by the SEC five (5) days prior to such Additional Closing Date, but in no event later than the close of business (Eastern time) on the Latest Effective
Date; and

      (iii) the  representations  and  warranties  of the Company  contained  in
Section 3 hereof shall be true and correct in all  material  respects as if made on the Additional  Closing Date (rather than the Initial Closing Date) and there shall have been no Material Adverse Effect from the Initial Closing Date through and  including  the  Additional  Closing Date (and an  executive  officer of the
Company(4)  shall issue an certificate  substantially  in the form of ANNEX VIII hereto with respect thereto (the "Officer's  Certificate");  provided,  however, that such  Officer's  Certificate  may update certain  information,  such as the number of shares of the Company's stock outstanding, included in Section 3).

      9.    INDEMNIFICATION AND REIMBURSEMENT.

      a.    (i)   The Company  agrees to indemnify  and hold  harmless the Buyer and its  officers,  directors,  employees,  and agents,  and each Buyer  Control
Person from and against any losses,  claims,  damages,  liabilities  or expenses incurred (collectively,  "Damages"), joint or several, and any action in respect thereof to which the  Buyer,  its  partners,  Affiliates,  officers,  directors, employees, and duly authorized agents, and any such Buyer Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or  nonfulfillment  of or failure to perform any  covenant or agreement on the part of Company  contained in this  Agreement,  as such Damages are incurred,  except to the extent such Damages  result  primarily from Buyer's failure to perform any covenant or agreement  contained in this Agreement or the
Buyer's or its  officer's,  director's,  employee's,  agent's  or Buyer  Control
Person's illegal or willful  misconduct,  gross negligence,  recklessness or bad faith (in each case, as determined by a non-appealable  judgment to such effect)
in performing its obligations under this Agreement.

            (ii)  The Company  hereby agrees that,  if the Buyer,  other than by reason  of its  gross  negligence  or  willful  misconduct  (in  each  case,  as determined by a non-appealable judgment to such effect), (x) becomes involved in any  capacity  in  any  action,  proceeding  or  investigation  brought  by  any stockholder  of  the  Company,  in  connection  with  or  as  a  result  of  the consummation  of the  transactions  contemplated  by this Agreement or the other
Transaction  Agreements,  or if the  Buyer  is  impleaded  in any  such  action, proceeding  or  investigation  by any  Person,  or (y)  becomes  involved in any capacity in any action,  proceeding  or  investigation  brought by the SEC,  any self-regulatory organization or other body having jurisd 8/23/07 iction, against or  involving  the  Company  or  in  connection  with  or  as a  result  of  the consummation  of the  transactions  contemplated  by this Agreement or the other
Transaction  Agreements,  or (z) is impleaded in any such action,  proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend  and hold  harmless  the Buyer  from and  against  and in  respect of all

------------
(4)   "Executive  officer"  means  one  or  more  of the  following:  president, chairman of the board, chief executive officer, chief financial officer losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Buyer, directly or indirectly,  and reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation)  incurred in connection  therewith,  as such expenses are incurred.
The  indemnification  and  reimbursement  obligations  of the Company under this paragraph  shall be in addition to any liability which the Company may otherwise have,  shall extend upon the same terms and  conditions to any Affiliates of the
Buyer who are actually named in such action,  proceeding or  investigation,  and partners,  directors,  agents,  employees and Buyer Control Persons (if any), as the case may be, of the Buyer and any such Affiliate,  and shall be binding upon and  inure  to the  benefit  of any  successors,  assigns,  heirs  and  personal representatives  of the  Company,  the Buyer,  any such  Affiliate  and any such
Person.  The Company also agrees that neither the Buyer nor any such  Affiliate, partner,  director,  agent,  employee  or Buyer  Control  Person  shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in  connection  with or as a result of the  consummation  of this
Agreement or the other  Transaction  Agreements,  except as may be expressly and specifically provided in or contemplated by this Agreement.

      b.    All claims for  indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

            (i)   In the  event any  claim or  demand  in  respect  of which any
Person  claiming  indemnification  under  any  provision  of  this  Section  (an
"Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted  against or sought to be  collected  from such  Indemnified  Party by a
Person  other  than a party  hereto or an  Affiliate  thereof  (a  "Third  Party
Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers  served,  if any, and  specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being  asserted  under any provision of this Section  against any Person
(the "Indemnifying Party"),  together with the amount or, if not then reasonably ascertainable,  the estimated  amount,  determined in good faith,  of such Third
Party Claim (a "Claim  Notice") with reasonable  promptness to the  Indemnifying
Party.  If the  Indemnified  Party  fails  to  provide  the  Claim  Notice  with reasonable  promptness after the Indemnified Party receives notice of such Third
Party Claim,  the  Indemnifying  Party shall not be  obligated to indemnify  the
Indemnified  Party with respect to such Third Party Claim to the extent that the
Indemnifying  Party's  ability to defend has been  prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as  practicable  within the period  ending  thirty  (30)  calendar  days following  receipt  by the  Indemnifying  Party of  either a Claim  Notice or an
Indemnity  Notice  (as  defined  below)  (the  "Dispute   Period")  whether  the
Indemnifying  Party disputes its liability or the amount of its liability to the
Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third
Party Claim. The following provisions shall also apply.

      (x) If the  Indemnifying  Party notifies the Indemnified  Party within the
      Dispute  Period  that  the  Indemnifying   Party  desires  to  defend  the
      Indemnified  Party with respect to the Third Party Claim  pursuant to this paragraph (b) of this Section,  then the Indemnifying Party shall have the right to defend,  with counsel reasonably  satisfactory to the Indemnified
      Party, at the sole cost and expense of the Indemnifying  Party, such Third
      Party Claim by all appropriate  proceedings,  which  proceedings  shall be vigorously and diligently  prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying  Party
      (but only with the  consent  of the  Indemnified  Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that  provides for the payment of monetary  damages as to which the  Indemnified  Party  shall  not be  indemnified  in full  pursuant  to paragraph (a) of this  Section).  The  Indemnifying  Party shall have full control of such  defense and  proceedings,  including  any  compromise  or settlement thereof; provided,  however, that the Indemnified Party may, at the sole cost and expense of the  Indemnified  Party, at any time prior to the  Indemnifying  Party's delivery of the notice referred to in the first sentence  of this  subparagraph  (x),  file any  motion,  answer  or other pleadings or take any other action that the Indemnified  Party  reasonably believes  to be  necessary  or  appropriate  protect  its  interests;  and provided  further,  that  if  requested  by the  Indemnifying  Party,  the
      Indemnified  Party will, at the sole cost and expense of the  Indemnifying
      Party,  provide  reasonable  cooperation  to  the  Indemnifying  Party  in contesting  any Third Party Claim that the  Indemnifying  Party  elects to contest.  The Indemnified  Party may participate in, but not control,  any defense  or  settlement  of  any  Third  Party  Claim  controlled  by  the
      Indemnifying  Party  pursuant  to this  subparagraph  (x),  and  except as provided in the preceding  sentence,  the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the  foregoing,  the  Indemnified  Party may take over the  control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to  indemnity  under  paragraph  (a) of this Section with respect to such Third Party Claim.

      (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third
      Party  Claim  pursuant  to  paragraph  (b)  of  this  Section,  or if  the
      Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim,  each in a reasonable  manner, or if the Indemnifying  Party fails to give any notice  whatsoever  within the Dispute  Period,  then the  Indemnified  Party shall have the right to defend, at the sole cost and expense of the Indemnifying  Party, the Third
      Party Claim by all appropriate  proceedings,  which  proceedings  shall be prosecuted  by the  Indemnified  Party in a reasonable  manner and in good faith or will be settled at the discretion of the Indemnified  Party (with the  consent  of  the  Indemnifying  Party,  which  consent  will  not  be unreasonably  withheld).  The Indemnified  Party will have full control of such defense and  proceedings,  including  any  compromise  or  settlement thereof;  provided,  however,  that if requested by the Indemnified Party, the  Indemnifying  Party  will,  at  the  sole  cost  and  expense  of the
      Indemnifying  Party,  provide  reasonable  cooperation to the  Indemnified
      Party and its  counsel  in  contesting  any Third  Party  Claim  which the
      Indemnified Party is contesting.  Notwithstanding the foregoing provisions of this  subparagraph  (y), if the  Indemnifying  Party has  notified  the
      Indemnified  Party within the Dispute Period that the  Indemnifying  Party disputes  its  liability or the amount of its  liability  hereunder to the
      Indemnified  Party  with  respect to such  Third  Party  Claim and if such dispute  is  resolved  in favor of the  Indemnifying  Party in the  manner provided in  subparagraph(z)  below,  the  Indemnifying  Party will not be required to bear the costs and expenses of the Indemnified Party's defense
      pursuant  to  this  subparagraph  (y)  or  of  the  Indemnifying   Party's
      participation   therein  at  the  Indemnified  Party's  request,  and  the
      Indemnified  Party shall reimburse the Indemnifying  Party in full for all reasonable  costs  and  expenses  incurred  by the  Indemnifying  Party in connection with such litigation.  The  Indemnifying  Party may participate in,  but  not  control,  any  defense  or  settlement  controlled  by  the
      Indemnified  Party pursuant to this subparagraph (y), and the Indemnifying
      Party  shall  bear  its  own  costs  and  expenses  with  respect  to such participation.

      (z) If the Indemnifying  Party notifies the Indemnified Party that it does not  dispute  its  liability  or  the  amount  of  its  liability  to  the
      Indemnified  Party with  respect to the Third Party Claim under  paragraph
      (a) of this  Section or fails to notify the  Indemnified  Party within the
      Dispute  Period whether the  Indemnifying  Party disputes its liability or the amount of its liability to the Indemnified  Party with respect to such
      Third Party  Claim,  the amount of Damages  specified  in the Claim Notice shall be conclusively  deemed a liability of the Indemnifying  Party under paragraph  (a) of this  Section and the  Indemnifying  Party shall pay the amount  of  such  Damages  to the  Indemnified  Party  on  demand.  If the
      Indemnifying  Party has timely disputed its liability or the amount of its liability  with  respect to such  claim,  the  Indemnifying  Party and the
      Indemnified Party shall proceed in good faith to negotiate a resolution of such  dispute;  provided,  however,  that if the  dispute is not  resolved within thirty (30) days after the Claim  Notice,  the  Indemnifying  Party shall be entitled to institute such legal action as it deems appropriate.

            (ii)  In the event any  Indemnified  Party should have a claim under paragraph  (a) of this  Section  against  the  Indemnifying  Party that does not involve a Third Party  Claim,  the  Indemnified  Party  shall  deliver a written notification  of a claim  for  indemnity  under  paragraph  (a) of this  Section specifying the nature of and basis for such claim,  together with the amount or,

if not then reasonably  ascertainable,  the estimated amount, determined in good faith, of such claim (an "Indemnity  Notice") with reasonable  promptness to the
Indemnifying  Party. The failure by any Indemnified  Party to give the Indemnity
Notice shall not impair such party's rights  hereunder except to the extent that the Indemnifying  Party  demonstrates  that it has been  irreparably  prejudiced thereby.  If the Indemnifying  Party notifies the Indemnified Party that it does not dispute  the claim or the amount of the claim  described  in such  Indemnity
Notice or fails to notify  the  Indemnified  Party  within  the  Dispute  Period whether the  Indemnifying  Party  disputes  the claim or the amount of the claim described  in such  Indemnity  Notice,  the amount of Damages  specified  in the
Indemnity  Notice will be  conclusively  deemed a liability of the  Indemnifying
Party under paragraph (a) of this Section and the  Indemnifying  Party shall pay the  amount  of  such  Damages  to  the  Indemnified  Party  on  demand.  If the
Indemnifying  Party has  timely  disputed  its  liability  or the  amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified
Party shall  proceed in good faith to  negotiate a resolution  of such  dispute;
provided,  however,  that if the dispute is not resolved within thirty (30) days after the Claim Notice,  the  Indemnifying  Party shall be entitled to institute such legal action as it deems appropriate.

      c.    The indemnity  agreements  contained  herein shall be in addition to
(i) any cause of action or similar rights of the  indemnified  party against the indemnifying  party or others,  and (ii) any liabilities the indemnifying  party may be subject to.

      10.   JURY TRIAL WAIVER. The Company and the Buyer hereby waive a trial by jury in any action,  proceeding or counterclaim brought by either of the Parties hereto  against the other in respect of any matter  arising out or in connection with the Transaction Agreements.

      11.   SPECIFIC  PERFORMANCE.  The  Company and the Buyer  acknowledge  and agree that  irreparable  damage  would occur in the event that any  provision of this Agreement or any of the other Transaction  Agreements were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed  that  the  parties  (including  any  Holder)  shall  be  entitled  to an injunction or injunctions,  without (except as specified below) the necessity to post a bond, to prevent or cure breaches of the  provisions of this Agreement or such  other  Transaction  Agreement  and to enforce  specifically  the terms and provisions  hereof or thereof,  this being in  addition  to any other  remedy to which any of them may be entitled by law or equity;  provided,  however that the
Company, upon receipt of a Notice of Conversion or a Notice of Exercise, may not
fail or refuse to deliver the stock certificates and the related legal opinions, if any,  or if  there  is a claim  for a  breach  by the  Company  of any  other provision of this  Agreement  or any of the other  Transaction  Agreements,  the
Company shall not raise as a legal  defense,  based on any claim that the Holder or anyone  associated or  affiliated  with the Holder has violated any provision hereof or any other Transaction  Agreement,  has engaged in any violation of law or for any other  reason,  unless the  Company  has first  posted a bond for one hundred fifty  percent  (150%) of the  principal  amount and, if relevant,  then obtained a court  order  specifically  directing  it not to  deliver  said stock certificates  to the Holder.  The  proceeds of such bond shall be payable to the
Holder  to the  extent  that the  Holder  obtains  judgment  or its  defense  is recognized.  Such  bond  shall  remain in effect  until  the  completion  of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted.  This provision is deemed  incorporated by reference into each of the Transaction Agreements as if set forth therein in full.

      12.   GOVERNING LAW: MISCELLANEOUS.

      a.    This  Agreement  shall be governed by and  interpreted in accordance with the laws of the State of New York for  contracts to be wholly  performed in such state and without  giving effect to the  principles  thereof  regarding the conflict of laws. Each of the parties consents to the exclusive  jurisdiction of the federal courts whose districts  encompass any part of the County of New York or the state  courts of the State of New York  sitting in the County of New York in connection  with any dispute arising under this Agreement or any of the other
Transaction  Agreements  and hereby waives,  to the maximum extent  permitted by law, any objection,  including any objection based on FORUM NON  CONVENIENS,  to the bringing of any such proceeding in such  jurisdictions  or to any claim that such  venue of the  suit,  action  or  proceeding  is  improper.  To the  extent determined  by such  court,  the  Company  shall  reimburse  the  Buyer  for any reasonable legal fees and disbursements  incurred by the Buyer in enforcement of or  protection  of any of its rights  under any of the  Transaction  Agreements.
Nothing in this Section  shall affect or limit any right to serve process in any other manner permitted by law.

      b.    Failure  of any party to  exercise  any right or remedy  under  this
Agreement or otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      c.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      d.    All  pronouns and any  variations  thereof  refer to the  masculine, feminine or neuter, singular or plural, as the context may require.

      e.    This  Agreement may be signed in one or more  counterparts,  each of which shall be deemed an original

      f.    A  facsimile  or  other  electronic   transmission  of  this  signed
Agreement shall be legal and binding on the transmitting party.

      g.    The headings of this Agreement are for  convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      h.    If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction,  such invalidity or  unenforceability  shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      i.    This  Agreement  may be  amended  only by an  instrument  in writing signed by the party to be charged with enforcement thereof.

      j.    This Agreement  supersedes all prior  agreements and  understandings among the parties hereto with respect to the subject matter hereof.

      k.    All dollar amounts  referred to or contemplated by this Agreement or any other Transaction  Agreement shall be deemed to refer to US Dollars,  unless otherwise explicitly stated to the contrary.

      13.   NOTICES.  Any notice required or permitted  hereunder shall be given in writing (unless otherwise  specified herein) and shall be deemed  effectively given on the earliest of

      (a) the date  delivered,  if  delivered  by  personal  delivery as against written receipt therefor or by confirmed facsimile transmission,

      (b) the fifth Trading Day after deposit,  postage  prepaid,  in the United
      States Postal Service by registered or certified mail, or

      (c) the third  Trading  Day after  mailing by  domestic  or  international express courier, with delivery costs and fees prepaid,

in each case,  addressed to each of the other parties thereunto  entitled at the following  addresses (or at such other  addresses as such party may designate by ten (10)  days'  advance  written  notice  similarly  given to each of the other parties hereto):

COMPANY:   At the address set forth at the head of this Agreement.
                  Attn: President
                  Telephone No.: (631) 577-7915
                  Telecopier No.: (631) 577-7918

                  with a copy to:

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  Attn: Jason Saltsberg, Esq.
                  Park Avenue Tower
                  65 East 55th Street
                  New York, NY 10022
                  Telephone No.: (212) 451-2300
                  Telecopier No.: (212) 451-2222

BUYER:            At the address set forth on the signature page of this Agreement.

                  with a copy to:

                  Krieger & Prager LLP, Esqs.
                  39 Broadway
                  Suite 920
                  New York, NY 10006
                  Attn: Ronald J. Nussbaum, Esq.
                  Telephone No.: (212) 363-2900
                  Telecopier No.: (212) 363-2999

ESCROW AGENT:     Krieger & Prager LLP, Esqs.
                  39 Broadway
                  Suite 920
                  New York, NY 10006
                  Attn: Samuel Krieger, Esq.
                  Telephone No.: (212) 363-2900
                  Telecopier No.: (212) 363-2999

      14.   SURVIVAL OF  REPRESENTATIONS  AND WARRANTIES.  The Company's and the
Buyer's  representations  and warranties  herein shall survive the execution and delivery of this Agreement and the delivery of the  Certificates and the payment of the  Purchase  Price,  for a period of three (3) years after the Closing Date and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

      IN WITNESS WHEREOF, with respect to the Aggregate Purchase Price specified below, each of the undersigned  represents that the foregoing statements made by it above are true and correct and that it has caused this  Agreement  to be duly executed  on its behalf (if an entity,  by one of its  officers  thereunto  duly authorized) as of the date first above written.

AGGREGATE PURCHASE PRICE:                       $320,000

                                    BUYER:
                                    ------
90 Grove Street, Suite 201          SOUTHRIDGE PARTNERS, LP
-----------------------------       ------------------------------------
Address                             Printed Name of Buyer
Ridgefield, CT 06877
-----------------------------

                                    By: /s/ Stephen M. Hicks
                                        ---------------------------------
Telecopier No. 203-431-8300         (Signature of Authorized Person)
               --------------
                                     Stephen M. Hicks
                                    -------------------------------------
Delaware                             Printed Name and Title
-----------------------------
Jurisdiction of Incorporation
or Organization

IF THE ABOVE  NOTICE  ADDRESS IS NOT THE  RESIDENCE  (FOR  INDIVIDUAL  BUYER) OR
PRINCIPAL  PLACE  OF  BUSINESS  (FOR  BUYER  WHICH IS NOT AN  INDIVIDUAL),  such
Residence or Principal Place of Business is:

-----------------------------

-----------------------------

-----------------------------

                                    COMPANY:
                                    --------

WATER CHEF, INC.

By: /s/ Leslie J. Kessler
    -------------------------

Title: President and Chief Executive Officer
       -------------------------------------

                 [SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

      IN WITNESS WHEREOF, with respect to the Aggregate Purchase Price specified below, each of the undersigned  represents that the foregoing statements made by it above are true and correct and that it has caused this  Agreement  to be duly executed  on its behalf (if an entity,  by one of its  officers  thereunto  duly authorized) as of the date first above written.

AGGREGATE PURCHASE PRICE:                       $80,000

                                    BUYER:
                                    ------
P.O. Box 30592 S.M.B.
Cayside, 2nd Floor
Harbour Drive, George Town          SOUTHSHORE CAPITAL FUND, LTD.
-----------------------------       ------------------------------------
Address                             Printed Name of Buyer
Grand Cayman, Cayman Isl.
-----------------------------

                                    By: /s/ Arlene Decastro & Theresa Felix
                                        -----------------------------------
Telecopier No. 345-949-4926         (Signature of Authorized Person)
               --------------
                                    Navigator Management Ltd., Director
                                    ---------------------------------------
Cayman Islands                      Printed Name and Title
-----------------------------
Jurisdiction of Incorporation
or Organization

IF THE ABOVE  NOTICE  ADDRESS IS NOT THE  RESIDENCE  (FOR  INDIVIDUAL  BUYER) OR
PRINCIPAL  PLACE  OF  BUSINESS  (FOR  BUYER  WHICH IS NOT AN  INDIVIDUAL),  such
Residence or Principal Place of Business is:

-----------------------------

-----------------------------

-----------------------------

                                    COMPANY:
                                    --------

WATER CHEF, INC.

By: /s/ Leslie J. Kessler
    -------------------------

Title: President and Chief Executive Officer
       -------------------------------------

      ANNEX I           FORM OF NOTE

      ANNEX II          JOINT ESCROW INSTRUCTIONS

      ANNEX III         OPINION OF COUNSEL

      ANNEX IV          REGISTRATION RIGHTS AGREEMENT

      ANNEX V           FORM OF WARRANT

      ANNEX VI          COMPANY DISCLOSURE

      ANNEX VII         COMPANY'S SEC DOCUMENTS AVAILABLE ON EDGAR

      ANNEX VIII        OFFICER'S CERTIFICATE